Exhibit 99.3

Monthly Operating Report

CASH BASIS

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

JUDGE:	MarkX Mulhn

UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION6 MONTHLY OPERATING REPORT

MONTH ENDING: June 2020 MONTH YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING  MONTHLY  OPERATING  REPORT (CASH BASIS-I THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLET E. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER IIAS ANY KNOW LEDGE.

Chief Restructurin_g_ Officer
TITLE

Anthoni C. Schnur	7/20/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

F PREPARER	Controller
TITLE

Kimberl¥_ Thomen	7/20/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

CASH RECEIPTS AND	Apr-20	May-20	Jun-20
DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$(39,396.90)	$245,354.08	$(2,988.76)
RECEIPTS
2. CASH SALES	$295,878.59	$130,355.42	$61,491.35
3. ACCOUNTS RECEIVABLE COLLECTIONS	$-	$8,764.32
4. LOANS AND ADVANCES	$-	$-
5. SALE OF ASSETS	$-	$-
6. LEASE & RENTAL INCOME	$-	$-
7. WAGES	$-	$-
8. OTHER (ATTACH LIST)	$-	$22,391.69	$116,930.14
9. TOTAL RECEIPTS	$295,878.59	$161,511.43	$178,421.49
DISBURSEMENTS
10. NET PAYROLL	$-	$-
11. PAYROLL TAXES PAID	$-	$-
12. SALES,USE & OTHER TAXES PAID	$-	$-
13. INVENTORY PURCHASES	$-	$-
14. MORTAGE PAYMENTS	$-	$-
15. OTHER SECURED NOTE PAYMENTS	$-	$-
16. RENTAL & LEASE PAYMENTS	$-	$-
17. UTILITIES	$638.00	$-
18. INSURANCE	$-	$-
19. VEHICLE EXPENSES	$-	$-
20. TRAVEL	$-	$-
21. ENTERTAINMENT	$-	$-
22. REPAIRS & MAINTENANCE	$10,489.61	$44,758.83	$16,655.05
23. SUPPLIES	$-	$-
24. ADVERTISING	$-	$-
25. HOUSEHOLD EXPENSES	$-	$-
26. CHARITABLE CONTRIBUTIONS	$-	$-
27. GIFTS	$-	$-
28. OTHER (ATTACH LIST)	$-	$365,095.44	$21.00
29. TOTAL ORDINARY DISBURSEMENTS	$11,127.61	$409,854.27	$16,676.05
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-
31. U.S. TRUSTEE FEES	$-	$-
32. OTHER (ATTACH LIST)	$-	$-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-
34. TOTAL DISBURSEMENTS	$11,127.61	$409,854.27	$16,676.05
35. NET CASH FLOW	$284,750.98	$(248,342.84)	$161,745.44
36. CASH - END OF MONTH	$245,354.08	$(2,988.76)	$158,756.68

Notes:

(1) Negative cash amount reflective of zero balance method used by Yuma to manage bank accounts

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:Case No. 20-41456-11

CASH DISBURSEMENTS DETAIL		MONTH:June
CASH DISBURSEMENTS
	DATE	PAYEE	PURPOSE	AMOUNT

	TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
wire	06/04/20	Reliable Operating Srvcs/LeBlanc	Critical Vendor	$2,415.00
63001	06/11/20	Knapp's Pumping Services	Critical Vendor	$12,000.00
63002	06/11/20	DEMCO	Critical Vendor	$469.00
63003	06/11/20	EnergyLink Holdings	Critical Vendor	$23.46
63004	06/11/20	Jeff Davis Electric Coop	Critical Vendor	$11.59
63005	06/11/20	USI Insurance Services	Critical Vendor	$750.00
N/A	Various	Wire Transfer Fees	Bank Fees	$21.00

	TOTAL BANK ACCOUNT DISBURSEMENTS			$15,690.05

TOTAL DISBURSEMENTS FOR THE MONTH				$15,690.05

Monthly Operating Report

CASH BASIS-2

CASE NAME:In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:Case No. 20-41456-11

BANK RECONCILIATIONS
	Acct #1	Acct #2	Acct #3	Acct #4	Acct #5
A. BANK:	Legacy Texas	Legacy Texas	Legacy Texas	Allegiance	Allegiance
B. ACCOUNT NUMBER:	9597	9605	9613	2196	8665	TOTAL
C. PURPOSE (TYPE):	Master Acct	Rev Dist Acct	Op Acct	Op Acct	Revenue
1. BALANCE PER BANK STATEMENT	$0.00	$0.00	$0.00	$9,315.95	$54,201.02	$63,516.97
2. ADD: TOTAL DEPOSITS NOT CREDITED	$-	$-	$-	$-	$8,031.62	$8,031.62
3. SUBTRACT: OUTSTANDING CHECKS	$-	$-	$-	$986.00	$-	$986.00
4. OTHER RECONCILING ITEMS	$(4,196.50)	$-	$92,390.59			$88,194.09
5. MONTH END BALANCE PER BOOKS	$(4,196.50)	$0.00	$92,390.59	$8,329.95	$62,232.64	$158,756.68
6. NUMBER OF LAST CHECK WRITTEN	n/a	n/a	n/a	63008	n/a

INVESTMENT ACCOUNTS
	DATE OF	TYPE OF	PURCHASE			CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE			VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-			$-

CASH
12. CURRENCY ON HAND						$-

13. TOTAL CASH - END OF MONTH						$158,756.68

(1)In April 2020, Yuma Energy was informed that it's primary banking institution, Legacy Texas, would close Yuma's accounts effective May 29, 2020. Even though Legacy Texas would be merging with Prosperity Bank on June 8, 2020, Prosperity Bank was not willing to accommodate Yuma Energy's DIP bank accounts. Yuma was required to seek a new banking institution willing to open DIP accounts for Yuma. Allegiance Bank agreed to open accounts for Yuma and subsidiaries on 5/26/20, with the accounts fully opened on 5/29/2020. The Yuma Companies Inc. opened account 100412237 with Allegiance Bank and transferred all funds from Davis Petroleum and Yuma E&P to the new The Yuma Companies DIP account.

(2)	The book balance on the Legacy Texas accounts will require cleanup. On 5/29/20, all funds were moved to the Allegiance Bank DIP accounts.

Monthly Operating Report

CASH BASIS-3

CASE NAME:In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:Case No. 20-41456-11

ASSETS OF THE ESTATE
SCHEDULE "A"	SCHEDULE	20-Apr	20-May	20-Jun
REAL PROPERTY	AMOUNT
1. Total Current Assets		$1,831,255.35	$1,683,149.01	$1,902,516.56
2. Net Oil and Gas Properties		$10,576,795.10	$10,581,887.88	$10,564,490.51
3. Total Other Assets		$29,980.01	$29,980.01	$29,980.01
4. OTHER (ATTACH LIST)	$10,576,795.09	$-	$-
5. TOTAL REAL PROPERTY ASSETS	$10,576,795.09	$12,438,030.46	$12,295,016.90	$12,496,987.08
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$1,362,736.99
36. TOTAL PERSONAL PROPERTY ASSETS	$1,362,736.99	$-	$-	$-
37. TOTAL ASSETS	$11,939,532.08	$12,438,030.46	$12,295,016.90	$12,496,987.08

Monthly Operating Report

CASH BASIS-4

CASE NAME:In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:Case No. 20-41456-11

			MONTH:	June
LIABILITIES OF THE ESTATE
PREPETITION	SCHEDULE	PAYMENTS
LIABILITIES	AMOUNT
1. SECURED	$2,250,000.00
2. PRIORITY	$1,560,403.10
3. UNSECURED	$7,796,838.51
4. OTHER (ATTACH LIST)	$-
5. TOTAL PREPETITION LIABILITIES	$11,607,241.61	$-

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7.
8.
9. SEE ATTACHED LIST
10.
11.
12.
13.
143
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29. (IF ADDITIONAL ATTACH LIST)		$240,071.18		$240,071.18
30. TOTAL OF LINES 7 - 29		$-		$-
31. TOTAL POSTPETITION LIABILITIES		$-		$-

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:         June

ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	Apr-20	May-20	Jun-20

1. 0 - 30	$402,602.34	$402,602.34	$1,341,953.45	$(5,827.24)
2. 31 - 60	$-	$(89,228.83)	$51,685.52	$66,742.55
3. 61 - 90	$-	$(616,182.52)	$32,490.92	$337,246.94
4. 91 +	$2,033,027.71	$2,033,027.71	$363,827.08	$1,457,021.45
5. TOTAL ACCOUNTS RECEIVABLE	$2,435,630.05	$1,730,218.70	$1,789,956.97	$1,855,183.70
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$1,528,085.07	$822,673.72	$822,673.72	$822,673.72
7. ACCOUNTS RECEIVABLE (NET)	$907,544.98	$907,544.98	$967,283.25	$1,032,509.98

AGING OF POSTPETITION TAXES AND PAYABLES
	0 - 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$159,343.77	$56,201.83	$24,525.58	$240,071.18

STATUS OF POSTPETITION TAXES FEDERAL
	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	June

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report

CASH BASIS-6

2020

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	June

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Agreed that payments would be made at sale closing which has been delayed.

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Balance Sheet ‐ Yuma Exploration & Production As of 6/30/2020

Assets		Liabilities and Equity
Cash and cash equivalents	$158,757	Current maturities‐bank debt	$ ‐
Trade receivables	1,793,121	Notes payable‐ short term	(753)
Joint venture partner rec	143,516	Current maturities‐other	241,104
Oil and gas revenue	351,708	Current maturities debt	$240,351
Allowance ‐ trade A/R	(822,674)
Officers and employees	‐	Accounts payable ‐ trade	$1,854,233
Other	35,320	Accounts payable ‐ officer	‐
Allowance ‐ other A/R	‐	JV Partner Advances	150,003
Prepaids	242,769	Oil & gas distribution payable	3,453,395
Deferred charges and other	‐	Intercompany advances, net	10,979,859
Total Current Assets	$1,902,517	Accounts payable	$16,437,490

Property and Equipment		Other deferred credits	$ ‐
Not subject to amortization	$(537,463)	Short term lease liability	‐
Subject to amortization	62,356,973	Asset retirement obligations	90,338
Depletion	(51,255,020)	Accrued expenses and other	163,474
Net Oil and Gas Properties	$10,564,490	Total Current Liabilities	$16,931,653

Construction in progress	$ ‐	Bank debt	$ ‐
Other property and equipment	‐	Total Long‐Term Debt	$ ‐
Aksum DD&A other prop	‐
Net Other Property	$ ‐	Other Long‐Term Liabilities
		Asset retirement obligation	$6,115,951
Other Assets		Long term lease liability	‐
Receivables from affiliate	$(20)	Deferred rent credit	‐
Investment in subs & prtnshp	‐	Restricted stock units Other	‐
Deposits	30,000	Other	‐
Operating right‐of‐use leases	‐	Total Other Long‐Term Liabilities	$6,115,951
Public offering costs	‐
Other assets	‐	Total Liabilities	$23,047,603
Total Other Assets	$29,980
		Equity
Total Assets	$12,496,987	Common stock	$ ‐
		Preferred stock	‐
		Capital in excess of par	48,826,283

		Distributions	$(4,168,897)
		Retained earnings	(51,743,736)
		Current period income(loss)	(3,464,267)
		Preferred stock accretion	‐
		Retained earnings	$(59,376,900)

		Treasury stock, at cost	$ ‐
		Total Equity	$(10,550,617)

		Total Liabilities and Equity	$12,496,987

Yuma Exploration and Production ‐ Post Petition Accounts Payable As of 6/30/2020

Invoice Date	Due Date	Vendor	Invoice Number	Net Value
4/15/2020	4/30/2020	Louisiana One Call	1441‐B	4.50

04/17/20	05/17/20	Basin Chemical Solutions, LLC	BCS‐4664	1,067.69
04/21/20	06/05/20	All Phase Electrical Svc., Inc	20‐04‐043‐A	22.50
04/21/20	06/05/20	All Phase Electrical Svc., Inc	20‐04‐043‐B	22.50
04/21/20	06/05/20	All Phase Electrical Svc., Inc	20‐04‐044‐B	22.50
04/21/20	05/21/20	Cornwell Well Services	20371	8,800.00
04/24/20	05/24/20	St. Bernard Well Service, LLC	9958	6,082.20
04/27/20	05/27/20	Dunlap Specialty, Inc	114‐A	200.00
04/27/20	05/27/20	Jeff Davis Electric Coop	41520	11.59
04/30/20	05/30/20	DEMCO	2005‐190161B	694.00
04/30/20	05/30/20	St. Bernard Well Service, LLC	9959	7,298.64
04/30/20	05/30/20	St. Bernard Well Service, LLC	9962‐A	295.02
04/30/20	05/30/20	Tampnet Inc	4302020	4.44
05/01/20	06/01/20	Archrock Partners	41651947	13,518.52
05/01/20	06/01/20	Archrock Partners	41656052	7,517.55
05/01/20	06/01/20	Reliable Operating Services, I	223‐A	1,800.00
05/07/20	05/22/20	DEMCO	178814‐MAY‐A	86.50
5/7/2020	6/6/2020	DEMCO	190161‐MAY	9.32
5/7/2020	6/6/2020	DEMCO	190161‐MAY‐A	382.50
05/08/20	06/08/20	PetroQuest Energy, LLC	YUM001042000	(2,685.15)
5/10/2020	6/9/2020	Berg' Services LLC	2523	420.00
5/10/2020	6/9/2020	Berg' Services LLC	2524	270.00
05/11/20	06/11/20	Forefront Emergency Management	4‐09303Y	2,000.00
05/15/20	05/30/20	DEMCO	205‐184356B	1,252.50
5/15/2020	6/14/2020	DEMCO	2005‐184356A	1,252.50
5/15/2020	6/14/2020	DEMCO	2005‐190161A	694.00
05/18/20	06/18/20	Range Louisiana Operating, LLC	20040285	51.87
05/18/20	06/18/20	Southwest Royalties, Inc.	RIB08346	14.19
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20‐05‐042	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20‐05‐043	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20‐05‐044	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20‐05‐045	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20‐05‐046	45.00
05/20/20	06/19/20	Kaiser‐Francis Oil Co.	2004‐0958800	535.44
05/20/20	06/20/20	White Oak Operating Co LLC	YUM001042000	3.10
05/26/20	06/26/20	Hilcorp Energy Company	S20200410005	5,086.13
05/27/20	06/27/20	CIMA Energy, LP	420‐104713‐B	5,241.24
05/27/20	06/27/20	CIMA Energy, LP	420‐104713A	9,172.17
05/27/20	06/27/20	Cox Gathering LLC	APRIL20‐B	8,326.93
05/27/20	06/27/20	Dunlap Specialty, Inc	115	400.00
05/29/20	06/29/20	Premier Pump & Supply, Inc.	31909	268.03
05/29/20	06/29/20	Premier Pump & Supply, Inc.	31910	256.68
05/29/20	06/29/20	Premier Pump & Supply, Inc.	31911	95.31
5/31/2020	6/30/2020	Louisiana One Call	1442	7.50
06/01/20	07/01/20	Archrock Partners	41660404	7,517.55
06/01/20	07/01/20	Archrock Partners	41662168	13,515.52

6/4/2020	7/4/2020	Compuforms Data Products, Inc	4‐606‐20	215.07
6/4/2020	7/4/2020	Gas Analytical Services	PS105912‐A	26.37
6/4/2020	7/4/2020	Gas Analytical Services	PS105912‐B	30.13
6/4/2020	7/4/2020	Gas Analytical Services	PS105913‐A	15.82
6/4/2020	7/4/2020	Gas Analytical Services	PS105913‐B	18.08
06/04/20	07/04/20	Gulfport MidCon LLC	202005‐00479	342.94
6/4/2020	7/4/2020	PetroQuest Energy, LLC	YUM001052000	134,656.02
6/8/2020	7/8/2020	DEMCO	178814‐JUN	316.65
6/16/2020	7/16/2020	DEMCO	184356‐JUN	2,272.03
6/25/2020	7/25/2020	Dunlap Specialty, Inc	116	400.00
6/30/2020	7/30/2020	Jeff Davis Electric Coop	2020‐06	11.59
6/30/2020	7/30/2020	Louisiana One Call	1443	6.00
Total				240,071.18

SUPPORT FOR PAGE 1

8. OTHER RECEIPTS
CK#	DATE	WHAT	PURPOSE	AMOUNT
	06/25/20	Voided check - on the non-DIP acct		$4,196.50
	06/25/20	Voided check - on the non-DIP acct		$2,400.00
	06/25/20	Voided check - on the non-DIP acct		$36.00
	06/25/20	Voided check - on the non-DIP acct		$500.00
	06/25/20	Voided check - on the non-DIP acct		$97.00
	06/25/20	Voided check - on the non-DIP acct		$1,793.00
	06/25/20	Voided check - on the non-DIP acct		$4,199.00
	06/25/20	Voided check - on the non-DIP acct		$400.00
	06/25/20	Voided check - on the non-DIP acct		$12,000.00
	06/25/20	Voided check - on the non-DIP acct		$6,000.00
	06/25/20	Voided check - on the non-DIP acct		$23,404.95
	06/25/20	Voided check - on the non-DIP acct		$4,572.86
	06/25/20	Voided check - on the non-DIP acct		$3,054.41
	06/25/20	Voided check - on the non-DIP acct		$2,433.95
	06/25/20	Voided check - on the non-DIP acct		$582.06
	06/25/20	Voided check - on the non-DIP acct		$1,017.94
	06/25/20	Voided check - on the non-DIP acct		$5,000.00
	06/25/20	Voided check - on the non-DIP acct		$5,000.00
	06/25/20	Voided check - on the non-DIP acct		$5,242.47
	06/25/20	Voided check - on the non-DIP acct		$10,000.00
	6/30/2020	The Yuma Co. to Y E&P	Internal Transfer	$25,000.00

			TOTAL$116,930.14

28. OTHER DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
	6/30/2020	wire transfer fees		$21.00

			TOTAL	$21.00